Exhibit 10.4
Amendment to Loan Documents

    THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of March 10, 2022, by and between LUNA INNOVATIONS INCORPORATED, a Delaware corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

    A.    The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the indebtedness and other obligations of the Borrower to the Bank for one or more loans or other extensions of credit (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

    B.    The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

    2.    The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct in all material respects as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference (it being understood that (x) any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date and (y) any other representation or warranty is true and correct in all material respects), (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) as of the date hereof, it has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Loan or Loan Documents, (d) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (e) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

    3.    The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

    4.    As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

    5.    This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery

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of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

    6.    Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

    7.    The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

    8.    This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

    9.    This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such state (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

    10.    Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference.

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Form 17A – Multistate Rev. 01/21

Amendment to Loan Documents
[SIGNATURE PAGE]

    WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

BORROWER:

LUNA INNOVATIONS INCORPORATED,
a Delaware corporation

By:     /s/ Scott A. Graeff
    Scott A. Graeff,
    Chief Executive Officer

SIGNATURES CONTINUE ON FOLLOWING PAGE

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Amendment to Loan Documents
[SIGNATURE PAGE]

    WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

BANK:

PNC BANK, NATIONAL ASSOCIATION

By:    _____________________________
Name:    _____________________________
Title:    _____________________________

SIGNATURES CONTINUE ON FOLLOWING PAGE

Form 17A – Multistate Rev. 01/21

EXHIBIT A

Amendment to Loan Documents
DATED AS OF MARCH 10, 2022

A.    Loan Documents. The Loan Documents that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

    1.    Term Note dated as of December 1, 2020 made by Borrower payable to the order of Bank in the original principal amount of $12,500,000.00;

    2.    Revolving Line of Credit Note dated as of December 1, 2020 made by Borrower payable to the order of Bank in the maximum principal amount of $15,000,000.00;

    3.    Loan Agreement dated as of December 1, 2020 among Borrower, Guarantors and Bank; and

    4.    Guaranty and Suretyship Agreement dated as of December 1, 2020 among Guarantors and Bank.

B.    Amendments. The Loan Documents are amended as follows:

    1.     The following text is hereby added as a new Section 6.9(c) of the Loan Agreement:

(c)    Notwithstanding the foregoing or any provision contained herein to the contrary, the Net Leverage Ratio set forth in the preceding clause (a) and the Fixed Charge Coverage Ratio set forth in the preceding clause (b) shall not be tested for the fiscal quarters ending March 31, 2022 and June 30, 2022. Instead, Borrower shall maintain (i) a minimum EBITDA which is not less than Six Million Dollars ($6,000,000.00) for the fiscal quarter ending March 31, 2022, calculated on a trailing twelve-month basis, and (ii) a minimum EBITDA which is not less than Seven and One Half Million Dollars ($7,500,000.00) for the fiscal quarter ending June 30, 2022, calculated on a trailing twelve-month basis. For the avoidance of doubt, testing of the Net Leverage Ratio and Fixed Charge Coverage Ratio shall resume with the fiscal quarter ending September 30, 2022.

    2.    Section 7.3 of the Loan Agreement entitled “Mergers or Acquisitions” is hereby amended to (i) remove “or” at the end of clause (d) and (ii) insert the following immediate after clause (d):

            (e) the Project Merkel Acquisition.

For the avoidance of doubt, notwithstanding any contrary provision contained herein or in any other Loan Document, including, without limitation, those set forth in this Section 7.3 or in Sections 6.14, 7.1, 7.2 or 7.5 hereof, the Bank (1) has consented to the Project Hoya Sale under terms and conditions set forth in the Project Hoya Consent and Release Agreement, (2) hereby consents to the Project Merkel Acquisition, and (3) agrees that neither the consummation of the Project Hoya Sale nor the consummation of the Project Merkel Acquisition shall, by themselves, constitute a breach or violation of this Agreement or any other Loan Document.

    3.    The following defined terms are hereby added to Section 13.1 of the Loan Agreement:

“Project Hoya Sale” means, as set forth in that certain Equity Purchase Agreement, dated as of March 8, 2022, the sale of substantially all of Borrower’s equity interests in Luna Labs USA, LLC, to which Bank has consented by virtue of the Project Hoya Consent and Release Agreement.

“Project Hoya Consent and Release Agreement” means that certain Limited Consent and Release Agreement dated as of March 8, 2022 by and among Bank and Borrower, pursuant to which, among other things, Bank has consented to the

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consummation of Project Hoya Sale subject to certain terms and conditions more specifically set forth therein.

“Project Merkel Acquisition” means, as set forth in that certain Share Purchase Agreement dated as of March 10, 2022, the acquisition of all of the ownership interests of NKT Photonics GmbH, a Gesellschaft mit beschränkter Haftung organized under the laws of Germany, by Borrower, along with certain other transactions contemplated thereunder.

    4.    The following definitions contained within Section 13.1 of the Loan Agreement are hereby deleted in their entirety and replaced with the following text:

“EBITDA” means net income, plus interest expense, plus income tax expense, plus depreciation, plus amortization, plus stock-based compensation, plus one-time transaction and integration costs associated with the Project Owen Acquisition, Project Hoya Sale, and Project Merkel Acquisition, plus losses related to discontinued operations, plus costs associated to the closure of the Ann Arbor, Michigan facility, plus or minus non-cash items as may have been approved by Bank from time to time in its reasonable discretion. Commencing with the fiscal quarter ending March 31, 2022, “EBITDA” shall, on a proforma basis: (i) specifically exclude EBITDA deriving from Borrower’s “Luna Labs” division sold pursuant to the Project Hoya Sale; (ii) specifically include EBITDA deriving from the businesses, divisions or entities acquired pursuant to the Project Merkel Acquisition; and (iii) specifically exclude any income tax expense directly attributable to the Project Hoya Sale.

“Fixed Charge Coverage Ratio” means (i) EBITDA minus Unfunded Capital Expenditures, divided by (ii) the sum of Current Maturities, plus interest expense, plus cash taxes paid (but specifically excluding taxes directly attributable to the Project Hoya Sale), plus dividends.

    4.    In Section 12(b) of each of the Term Note and the Revolving Line of Credit Note entitled “Events of Default”, the text which reads “if an Event of Default specified in clause (iii) or (iv) above shall occur” is hereby deleted and replaced with the following text:

if an Event of Default specified in Section 8.5(b) or (c) of the Loan Agreement shall occur

    5.    In each of the Term Note and the Revolving Line of Credit Note, Section 14 entitled “Anti-Money Laundering/International Trade Law Compliance” is hereby deleted and replaced with the following text:

14.     Anti-Money Laundering/International Trade Law Compliance. The Borrower represents, warrants and covenants to the Bank, as of the date hereof, the date of each advance of proceeds under the Facility, the date of any renewal, extension or modification of the Facility, and at all times until the Facility has been terminated and all amounts thereunder have been indefeasibly paid in full, that: (a) no Covered Entity (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Jurisdiction or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Jurisdiction or Sanctioned Person; (b) the proceeds of the Facility will not be used to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Jurisdiction or Sanctioned Person; (c) the funds used to repay the Facility are not derived from any unlawful activity; (d) each Covered Entity is in compliance with, and no Covered Entity engages in any dealings or transactions prohibited by, any laws of the United States, including but not limited to any Anti-Terrorism Laws; and (e) no Collateral is or will become Embargoed Property. The Borrower covenants and agrees that (a) it shall immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event; and (b) if, at any time, any Collateral becomes Embargoed Property, in addition to

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all other rights and remedies available to the Bank, upon request by the Bank, the Borrower shall provide substitute Collateral acceptable to the Bank that is not Embargoed Property.

As used in this provision, the following terms shall have the following meanings: “Anti-Terrorism Laws” means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time; “Bank” means PNC Bank, National Association; “Collateral” means any collateral securing any debt, liabilities or other obligations of any Obligor to the Bank; “Compliance Authority” means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control, (b) U.S. Treasury Department/Financial Crimes Enforcement Network, (c) U.S. State Department/Directorate of Defense Trade Controls, (d) U.S. Commerce Department/Bureau of Industry and Security, (e) U.S. Internal Revenue Service, (f) U.S. Justice Department, and (g) U.S. Securities and Exchange Commission; “Covered Entity” means the Borrower, its affiliates and subsidiaries, all guarantors, pledgors of collateral, all owners of the foregoing, and all brokers or other agents of the Borrower acting in any capacity in connection with the Facility; “Embargoed Property” means any property (a) in which a Sanctioned Person holds an interest; (b) beneficially owned, directly or indirectly, by a Sanctioned Person; (c) that is due to or from a Sanctioned Person; (d) that is located in a Sanctioned Jurisdiction; or (e) that would otherwise cause any actual or possible violation by the Bank of any applicable Anti-Terrorism Law if the Bank were to obtain an encumbrance on, lien on, pledge of or security interest in such property or provide services in consideration of such property; “Facility” means the loan evidenced by this Note; “Obligor” means the Borrower and any guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Borrower’s obligations to the Bank existing on the date of this Note or arising in the future; “Reportable Compliance Event” means (1) any Covered Entity becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations with the actual or possible violation of any Anti-Terrorism Law; (2) any Covered Entity engages in a transaction that has caused or may cause the Bank to be in violation of any Anti-Terrorism Laws, including a Covered Entity’s use of any proceeds of the Facility to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Jurisdiction or Sanctioned Person; or (3) any Collateral becomes Embargoed Property; “Sanctioned Jurisdiction” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any order or directive of any Compliance Authority or otherwise subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

    6.    In the Guaranty, Section 18 entitled “Anti-Money Laundering/International Trade Law Compliance” is hereby deleted and replaced with the following text:

18.    Anti-Money Laundering/International Trade Law Compliance. The Guarantor represents, warrants, and covenants to the Bank, as of the date of this Guaranty, the date of each disbursement of loan proceeds, the date of any renewal, extension or modification of any loan, and at all times any Obligations exist that: (a) no Guarantor (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Jurisdiction or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned

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Jurisdiction or Sanctioned Person; (b) the proceeds of any loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Jurisdiction or Sanctioned Person; (c) the funds used to repay the loan proceeds are not derived from any unlawful activity; (d) each Guarantor is in compliance with, and no Guarantor engages in any dealings or transactions prohibited by, any laws of the United States including but not limited to any Anti-Terrorism Laws; and (e) no Collateral is or will become Embargoed Property. The Guarantor covenants and agrees that (A) it shall immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event; and (B) if, at any time, any Collateral becomes Embargoed Property, in addition to all other rights and remedies available to the Bank, upon request by the Bank, the Guarantor shall provide substitute Collateral acceptable to the Bank that is not Embargoed Property.

As used in this provision, the following terms shall have the following meanings: “Anti-Terrorism Laws” means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time; “Bank” means PNC Bank, National Association; “Collateral” means any collateral securing any debt, liabilities or other obligations of any Obligor to the Bank; “Compliance Authority” means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control, (b) U.S. Treasury Department/Financial Crimes Enforcement Network, (c) U.S. State Department/Directorate of Defense Trade Controls, (d) U.S. Commerce Department/Bureau of Industry and Security, (e) U.S. Internal Revenue Service, (f) U.S. Justice Department, and (g) U.S. Securities and Exchange Commission; “Covered Entity” means the Borrower, its affiliates and subsidiaries, all guarantors, pledgors of Collateral, all owners of the foregoing, and all brokers or other agents of the Borrower acting in any capacity in connection with any loan, loan proceeds or other Obligations; “Embargoed Property” means any property (a) in which a Sanctioned Person holds an interest; (b) beneficially owned, directly or indirectly, by a Sanctioned Person; (c) that is due to or from a Sanctioned Person; (d) that is located in a Sanctioned Jurisdiction; or (e) that would otherwise cause any actual or possible violation by the Bank of any applicable Anti-Terrorism Law if the Bank were to obtain an encumbrance on, lien on, pledge of or security interest in such property or provide services in consideration of such property; “Obligations” means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future; “Obligor” means the Guarantor, the Borrower, any other guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Obligations; “Reportable Compliance Event” means (a) any Covered Entity becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations with the actual or possible violation of any Anti-Terrorism Law; (b) any Covered Entity engages in a transaction that has caused or may cause the Bank to be in violation of any Anti-Terrorism Laws, including a Covered Entity’s use of any proceeds of any loan to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Jurisdiction or Sanctioned Person; or (c) any Collateral becomes Embargoed Property; “Sanctioned Jurisdiction” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any order or directive of any Compliance Authority or otherwise subject to, or

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specially designated under, any sanctions program maintained by any Compliance Authority.

C.    Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

    1.    Execution by all parties and delivery to the Bank of this Amendment, including the attached Consent of Guarantors; and

    2.    Payment by the Borrower to the Bank of all fees and expenses required by the Bank in connection with this Amendment.

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CONSENT OF GUARANTORS TO
AMENDMENT TO LOAN DOCUMENTS

    Each of the undersigned guarantors (each, jointly and severally, a “Guarantor”) consents to the provisions of the foregoing Amendment and all prior amendments, if any, and confirms and agrees that: (a) each Guarantor’s obligations under the Guaranty and Suretyship Agreement dated as of December 1, 2020 (the “Guaranty”), relating to the Obligations mentioned in the Amendment, shall be unimpaired by the Amendment; (b) each Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered (except as expressly modified by the Amendment) and in full force and effect, are hereby ratified and confirmed, and continue to apply to the Obligations, as modified by the Amendment. Each Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

    Each Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by such Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of such Guarantor’s existing and future Obligations to the Bank, as modified by this Amendment. Each Guarantor ratifies and confirms the indemnification, waiver of jury trial or arbitration provisions contained in the Guaranty, all of which are incorporated herein by reference.

By signing below, each Guarantor agrees that this Consent, the Guaranty, the other Loan Documents, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. Each Guarantor acknowledges and agrees that the methods for delivering Communications, including notices, under the Guaranty and the other Loan Documents include electronic transmittal to any electronic address provided by any party to the other party from time to time.

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CONSENT OF GUARANTORS TO
AMENDMENT TO LOAN DOCUMENTS

    WITNESS the due execution of this Consent as a document under seal as of the date of this Amendment, intending to be legally bound hereby.

GUARANTORS:

LUNA TECHNOLOGIES, INC.,
a Delaware corporation, successor by merger to
Former Luna Subsidiary, Inc., a Delaware corporation, and
Terametrix LLC, a Delaware limited liability company

By:     /s/ Scott A. Graeff
        Scott A. Graeff,
        Chief Executive Officer

GENERAL PHOTONICS CORP.,
a California corporation

By:     /s/ Scott A. Graeff
        Scott A. Graeff,
        President

44867459_7

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